UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 17, 2007

TRANSMONTAIGNE PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32505	34-2037221
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1670 Broadway, Suite 3100, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-626-8200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 17, 2007, TransMontaigne Partners L.P. (the “Partnership”) and TransMontaigne GP L.L.C., the general partner of the Partnership, entered into an Underwriting Agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. Incorporated and UBS Securities LLC, acting on behalf of themselves and each of Wachovia Capital Markets, LLC, A.G. Edwards & Sons, Inc. and Stifel, Nicolaus & Company, Incorporated (collectively, the “Underwriters”), with respect to the offer and sale in an underwritten public offering of 4.8 million common units representing limited partner interests in the Partnership, for a price of $36.80 per common unit, less underwriting discounts and commissions.  Under this agreement, the Partnership also granted the Underwriters a 30-day option to purchase up to an additional 720,000 common units to cover over-allotments.   The settlement of the sale is expected to occur on May 23, 2007, subject to customary closing conditions. The common units to be offered and sold in this offering have been registered under the Securities Act of 1933, pursuant to the Partnership’s Registration Statement on Form S-3 (SEC File No. 333-142108), which was declared effective by the Securities and Exchange Commission on May 10, 2007.  In addition, on May 17, 2007, the Partnership filed a Prospectus Supplement with the Securities and Exchange Commission relating to this offering.  The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

Item 7.01 Regulation FD Disclosure.

On May 17, 2007, the Partnership issued a press release announcing the pricing of the common unit offering.  The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated May 17, 2007, among TransMontaigne Partners L.P., TransMontaigne GP L.L.C., Morgan Stanley & Co. Incorporated and UBS Securities LLC, on behalf of the Underwriters.

5.1	Opinion of Morrison & Foerster LLP to the legality of the securities being registered.

8.1	Opinion of Morrison & Foerster LLP relating to tax matters.

23.1	Consent of Morrison & Foerster LLP (included in its opinion filed as Exhibit 5.1).

23.2	Consent of Morrison & Foerster LLP (included in its opinion filed as Exhibit 8.1).

99.1	Press release of TransMontaigne Partners L.P. issued May 17, 2007.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSMONTAIGNE PARTNERS L.P.

	By:	TransMontaigne GP L.L.C., its general partner

Date: May 21, 2007	By:	/s/ Randall J. Larson
Randall J. Larson President and Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer

Exhibit Index

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated May 17, 2007, among TransMontaigne Partners L.P., TransMontaigne GP
L.L.C., Morgan Stanley & Co. Incorporated and UBS Securities LLC, on behalf of the Underwriters.

5.1	Opinion of Morrison & Foerster LLP to the legality of the securities being registered.

8.1	Opinion of Morrison & Foerster LLP relating to tax matters.

23.1	Consent of Morrison & Foerster LLP (included in its opinion filed as Exhibit 5.1).

23.2	Consent of Morrison & Foerster LLP (included in its opinion filed as Exhibit 8.1).

99.1	Press release of TransMontaigne Partners L.P. issued May 17, 2007.